Exhibit 24.1


October  29, 1997



W. L. Westbrook and Wayne Boston


Dear Sirs:

         Mississippi Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933 with respect to its debt instruments and preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities) and related guarantee or guarantees of the Company, or any combination of such securities, in aggregate amount of up to $260,000,000.

         Mississippi Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

         Mississippi Power Company hereby authorizes you or any one of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of Mississippi Power Company hereby authorize you or any one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                        Yours very truly,

                                        MISSISSIPPI POWER COMPANY



                                        By /s/Dwight H. Evans
                                             Dwight H. Evans
                                      President and Chief Executive
                                                Officer

  /s/Paul J. DeNicola                            /s/George A. Schloegel
   Paul J. DeNicola                                George A. Schloegel



  /s/Edwin E. Downer                              /s/Philip J. Terrell
    Edwin E. Downer                                 Philip J. Terrell



  /s/Dwight H. Evans                                  /s/Gene Warr
    Dwight H. Evans                                     Gene Warr



  /s/Robert S. Gaddis                            /s/Michael W. Southern
   Robert S. Gaddis                                Michael W. Southern



/s/Walter H. Hurt, III                            /s/Frances V. Turnage
  Walter H. Hurt, III                              Frances V. Turnage



  /s/Aubrey K. Lucas
    Aubrey K. Lucas

Extract from minutes of meeting of the board of directors of Mississippi Power Company.

                          - - - - - - - - - - - - - - -

         RESOLVED FURTHER: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or statements covering up to an aggregate of $260,000,000 of debt instruments of the Company and preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities) and related guarantee or guarantees of the Company, or any combination of such securities, and of amending such registration statement or statements or remedying any deficiencies with respect thereto by appropriate amendment or amendments (including post-effective amendments) to such registration statement or statements (both before and after such statement or statements become effective), Mississippi Power Company, the members of its Board of Directors and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston in substantially the form of power of attorney presented to this meeting.

                          - - - - - - - - - - - - - - -

         The undersigned officer of Mississippi Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Mississippi Power Company, duly held on October 29, 1997, at which a quorum was in attendance and voting throughout, and that said resolution had not since been rescinded but is still in full force and effect.


Dated  January 28, 1998                         MISSISSIPPI POWER COMPANY




                                                By:    /s/Wayne Boston
                                                          Wayne Boston
                                                       Assistant Secretary